Exhibit 1.1

AUTONAVI HOLDINGS LIMITED

8,625,000 American Depositary Shares

Representing

34,500,000 Ordinary Shares

(par value $0.0001 per share)

Form of Underwriting Agreement

            , 2010

Goldman Sachs (Asia) L.L.C.,

       68th Floor, Cheung Kong Center

            2 Queen’s Road Central

                Hong Kong

As the Representative of the several Underwriters

      named in Schedule I attached hereto (the “Representative”).

Ladies and Gentlemen:

AutoNavi Holdings Limited, an exempted company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 7,500,000 American Depositary Shares representing 30,000,000 ordinary shares, par value 0.0001 per share (the “Ordinary Shares”), of the Company and, at the election of the Underwriters, up to 1,293,750 additional American Depositary Shares representing 5,175,000 Ordinary Shares, and the shareholders of the Company named in Schedule II hereto (the “Selling Shareholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,125,000 American Depositary Shares representing 4,500,000 Ordinary Shares. The aggregate of 8,625,000 American Depositary Shares representing 34,500,000 Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the “Firm ADSs”, and the aggregate of 1,293,750 American Depositary Shares representing 5,175,000 additional Ordinary Shares that may be sold by the Company at the election of the Underwriters is herein called the “Optional ADSs”. The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the “ADSs”. The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares” and the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares”, and the Firm Shares and the Optional Shares are herein collectively called the “Shares”.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), to be dated as of [    ], among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders and beneficial owners from time to time of American Depositary Shares, evidenced by American Depositary Receipts issued thereunder. The ADSs will represent the right to receive the Ordinary Shares deposited pursuant to the Deposit Agreement.

The Company hereby acknowledges that, in connection with the proposed offering of the ADSs, it has requested Goldman Sachs (Asia) L.L.C. to administer a directed share program (the “Directed Share Program”) under which up to [    ] Firm ADSs, or [    ]% of the Firm ADSs to be purchased by the Underwriters (the “Reserved ADSs”), shall be reserved for sale by the Representative at the initial public offering price to the Company’s officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority (the “FINRA”) and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the Representative with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

It is understood by all parties that the Underwriters are offering ADSs in the United States and internationally outside of the People’s Republic of China (the “PRC”), which, for purposes of this Agreement only, excludes Taiwan, The Hong Kong Special Administrative Region (“Hong Kong”) and The Macau Special Administrative Region.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form F-1 (File No. 333-167402) (the “Initial Registration Statement”) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representative, and, excluding exhibits thereto, to the Representative for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and ADSs is hereinafter called an “Issuer Free Writing Prospectus”; and any “bona fide electronic roadshow” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available roadshow”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, and each broadly available roadshow, if any, when considered together with the Pricing Prospectus, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(iii) For the purposes of this Agreement, the “Applicable Time” is [insert time immediately prior to pricing] (New York time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the pricing information set forth in Schedule III(b) attached hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule III attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

(iv) The Registration Statement conforms, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(v) A registration statement on Form F-6 (File No. 333-167537) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to the Representative and, excluding exhibits, to the Representative for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) A registration statement on Form 8-A (File No. 001-34784) in respect of the registration of the Shares and ADSs under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to the Representative and, excluding exhibits, to the Representative for each of the other Underwriters, has become effective in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii) The Company does not own or control, directly or indirectly, any corporation, association or entity other than the following entities (each a “Group Entity” and collectively referred to as the “Group Entities”): AutoNavi International Limited (“AutoNavi International”), AutoNavi Investment Limited (“AutoNavi Investment”), AutoNavi Asia Limited (“AutoNavi Asia”), AutoNavi Japan Limited (“AutoNavi Japan”), AutoNavi Information Technology Co., Ltd. (“AutoNavi Technology”), AutoNavi Software Co., Ltd. (“AutoNavi Software”), Beijing MapABC Technology Co., Ltd. (“MapABC Technology”), Beijing Xingtiandi Information Technology Co., Ltd. (“Xingtiandi Technology”), Shenzhen Xuancai Technology Co., Ltd. (“Shenzhen Xuancai”), Xiamen AutoNavi Software Co., Ltd. (“Xiamen AutoNavi”), Beijing Zhongke Puhui Technology Development Co., Ltd. (“Zhongke Puhui”), Beijing Yadao Xingkong Advertising Co., Ltd. (“Yadao Advertising”), Beijing Yadao Media & Culture Development Co., Ltd. (“Yadao Media”), Beijing ADF Navigation Technology Co., Ltd. (“ADF Navigation”, together with Xingtiandi Technology, Shenzhen Xuancai, Xiamen AutoNavi, Zhongke Puhui, Yadao Advertising and Yadao Media, the “AutoNavi Software Subsidiaries”). Other than the Group Entities, no other subsidiary of the Company is a “Significant Subsidiary” as defined in Regulation S-X under the Act.

(viii) Neither the Company nor any of the Group Entities has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and Pricing Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of the Group Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Group Entities taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus;

(ix) Each of the Company and the Group Entities has good and valid title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Group Entities; and any real property and buildings held under lease by each of the Company and the Group Entities are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Group Entities;

(x) Except as disclosed in the Pricing Prospectus, the Company and the Group Entities maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is available in the PRC and deemed adequate in accordance with customary industry practice to protect the Company and the Group Entities and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Time of Delivery and each additional Time of Purchase, if any; neither the Company nor any of the Group Entities has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of the Group Entities, pending, outstanding or, to the Company’s knowledge after due inquiry, threatened, and no facts or circumstances exist that would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

(xi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Group Entities has been duly incorporated or organized and is validly existing as a corporation or organization in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(xii) Except as disclosed in the Pricing Prospectus, the ownership structures of AutoNavi Technology, AutoNavi Software and MapABC Technology, including the AutoNavi Software Subsidiaries as described in the Pricing Prospectus and the Prospectus under the caption “Corporate Structure” comply, and immediately after the Offering, will comply with the current PRC laws, has not been challenged by any court or governmental agency or body of any stock exchange authorities (“Governmental Agency”) and there are no legal, arbitration or governmental proceedings, pending before or, to the Company’s knowledge after due inquiry, threatened or contemplated by any Governmental Agency in respect of the ownership structures of AutoNavi Technology, AutoNavi Software and MapABC Technology, including the AutoNavi Software Subsidiaries; and the contractual arrangements (the “Agreements”) between AutoNavi Technology and AutoNavi Software or MapABC Technology as described in the Pricing Prospectus and the Prospectus under the caption “Corporate Structure” do not and immediately after the Offering, will not violate the current PRC laws;

(xiii) Each of the Agreements to which AutoNavi Technology, AutoNavi Software or MapABC Technology is a party has been duly authorized, executed and delivered by AutoNavi Technology, AutoNavi Software or MapABC Technology (as the case may be), and each of AutoNavi Technology, AutoNavi Software and MapABC Technology has, to the extent applicable, taken all necessary corporate actions to authorize the execution, delivery and performance thereof; each of AutoNavi Technology, AutoNavi Software and MapABC Technology had the corporate power and capacity to enter into and perform its obligations thereunder; except as disclosed in the Pricing Prospectus, each of the Agreements to which each of AutoNavi Technology, AutoNavi Software or MapABC Technology is a party constitutes the legal, valid and binding obligation of AutoNavi Technology, AutoNavi Software or MapABC Technology (as the case may be), enforceable against AutoNavi Technology, AutoNavi Software or MapABC Technology (as the case may be) in accordance with its terms, subject to, as to enforceability, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; each of the Agreements to which each shareholder of AutoNavi Software or MapABC Technology is a party has been duly executed and delivered by each shareholder of AutoNavi Software or MapABC Technology; each shareholder of AutoNavi Software or MapABC Technology had the power and capacity to enter into and perform his obligation thereunder; except as disclosed in the Pricing Prospectus, each of the Agreements to which each shareholder of AutoNavi Software or MapABC Technology is a party constitutes the legal, valid and binding obligations of each shareholder of AutoNavi Software or MapABC Technology, enforceable against each shareholder of AutoNavi Software or MapABC Technology in accordance with its terms, subject to, as to enforceability, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(xiv) The execution and delivery of, and the performance of the obligations under each of the Agreements by each of AutoNavi Technology, AutoNavi Software or MapABC Technology to which it is a party and the consummation of the transactions contemplated therein will not: (a) conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument governed by the PRC laws to which it is a party or by which it or any of its properties or assets are bound, except for such conflict, breach, violation or default as would not have a Material Adverse Effect; (b) result in any violation of any provision of its articles of association or other constituent documents or business license; or (c) except as disclosed in the Pricing Prospectus, result in any violation of any of the PRC laws; and the execution and delivery of, and, except as disclosed in the Pricing Prospectus, the performance of his obligations under each of the Agreements by each shareholder of AutoNavi Software or MapABC Technology to which he is a party and the consummation of the transactions contemplated therein, will not result in any violation of any of the PRC laws;

(xv) Except as disclosed in the Pricing Prospectus, each of the Agreements is in proper legal form under the PRC laws for the enforcement thereof against each of AutoNavi Technology, AutoNavi Software, MapABC Technology or each of the respective shareholders of AutoNavi Software or MapABC Technology, as the case may be, in the PRC without further action by any of AutoNavi Technology, AutoNavi Software, MapABC Technology and the shareholders of AutoNavi Software or MapABC Technology; the obligations undertaken by and the rights granted to each party in each of the Agreements are legally permissible under the PRC laws; no governmental authorizations are required to be obtained for the performance by AutoNavi Technology, AutoNavi Software and MapABC Technology of their obligations under the Agreements, or the consummation of the transactions contemplated under each of the Agreements, other than those already obtained;

(xvi) Neither the Company nor any of the Group Entities has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the Pricing Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of the Group Entities or, to the Company’s best knowledge after due inquiry, any other party to any such contract or agreement;

(xvii) Except as disclosed in the Pricing Prospectus, each of the Company and the Group Entities has all the necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all relevant Governmental Agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus, except where the failure to have any such license, franchise, concession, consent, authorization, approval, order, certificate or permit or make any such declaration or filing would not have a Material Adverse Effect, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; neither the Company nor any of the Group Entities is aware that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and the Group Entities are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

(xviii) Except as disclosed in the Pricing Prospectus, neither the Company nor any of the Group Entities is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands, the British Virgin Islands, Japan or Hong Kong, and any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, the Cayman Islands, the British Virgin Islands, Japan, Hong Kong or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D) above, where such breach or default would not have a Material Adverse Effect;

(xix) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Pricing Prospectus; and all of the issued shares of capital stock of each Group Entity have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares and the issued shares owned by shareholders other than AutoNavi Software of Zhongke Puhui, Yadao Advertising, Yadao Media and ADF Navigation, respectively) are owned by such Group Entity’s shareholder(s), free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Pricing Prospectus; the holders of outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire Shares or ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Shares, ADSs or any other class of capital stock of the Company, except as disclosed in the Pricing Prospectus; the Shares to be sold by the Company, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADSs; such ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the PRC, the Cayman Islands, or the United States except as described in the Pricing Prospectus;

(xx) Except as described in the Pricing Prospectus, (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or shares of any other capital stock of or other equity interests in the Company or any of the Group Entities and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs;

(xxi) All of the outstanding series A preferred shares of the Company (the “Preferred Shares”) have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Pricing Prospectus; the restricted shares and options to purchase certain Ordinary Shares granted to certain of the Company’s directors, officers and employees (the “Options and Restricted Shares”) have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Pricing Prospectus; apart from the Preferred Shares, the Ordinary Shares and the Options and Restricted Shares, there are no other classes or series of shares of capital stock (or warrants, bonds or other securities convertible, exchangeable or exercisable for shares of capital stock) of the Company; all of the Ordinary Shares issuable upon the mandatory conversion of the Preferred Shares as described in the Pricing Prospectus have been duly authorized; prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the Preferred Shares will be converted into Ordinary Shares and all such Ordinary Shares will be duly authorized, validly issued and fully paid and non-assessable; and except as disclosed in the Pricing Prospectus, there are no outstanding options, warrants, rights (including without limitation special voting rights, veto rights, minority shareholder or equity interest holder rights, preemptive rights or rights of first refusal), proxy or shareholder agreements, or contracts, agreements or understandings of any kind for the purchase or acquisition from the Company or the Group Entities of any of their shares, equity interests or other securities;

(xxii) The Shares represented by the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Ordinary Shares contained in the Pricing Prospectus;

(xxiii) Except as described in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(xxiv) This Agreement has been duly authorized, executed and delivered by the Company;

(xxv) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Pricing Prospectus;

(xxvi) All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands;

(xxvii) All dividends and other distributions declared and payable on the share capital of AutoNavi International may under the current laws and regulations of the British Virgin Islands be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the British Virgin Islands and are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands and without the necessity of obtaining any Governmental Authorization in the British Virgin Islands;

(xxviii) All dividends and other distributions declared and payable on the share capital of AutoNavi Asia may under the current laws and regulations of Hong Kong be paid to AutoNavi International, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong;

(xxix) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the share capital of AutoNavi Technology may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and without the necessity of obtaining any Governmental Authorization in the PRC;

(xxx) The issue and sale of the Shares to be sold by the Company, the sale of the Shares to be sold by the Selling Shareholders, the deposit of such Shares with the Depositary against issuance of the ADSs, the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Group Entities is a party or by which the Company or any of the Group Entities is bound or to which any of the property or assets of the Company or any of the Group Entities is subject, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any of the Group Entities or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their properties or assets, except, in the case of clauses (A) and (C) above, as would not have a Material Adverse Effect;

(xxxi) No consent, approval, authorization, order, registration or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or ADSs to be sold by the Company, for the deposit of such Shares with the Depositary against issuance of ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the NASDAQ Global Market, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Representative and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the PRC, the Cayman Islands, and the United States in connection with the purchase and distribution of the ADSs by or for the respective accounts of the several the Underwriters;

(xxxii) The ADSs have been approved for listing on the NASDAQ Global Market, subject to notice of issuance;

(xxxiii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADSs, (B) the sale and delivery by the Company and the Selling Shareholders of the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

(xxxiv) None of the Company or any of the Group Entities is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

(xxxv) Neither the Company nor any of the Group Entities has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs;

(xxxvi) The statements set forth in the Pricing Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(xxxvii) Other than as set forth in the Pricing Prospectus, there are no legal, arbitration or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of the Group Entities or the Company’s directors and executive officers is a party or of which any property of the Company or any of the Group Entities is the subject (A) that, if determined adversely to the Company or any of the Group Entities, would have a Material Adverse Effect or (B) that are required to be described in the Registration Statement, Pricing Prospectus and Prospectus and are not so described; and, to the Company’s knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xxxviii) The Company is not and, after giving effect to the offering and sale of the ADSs to be sold by the Company and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxxix) At the time of filing the Initial Registration Statement, the Company was not and is not an “ineligible issuer”, as defined under Rule 405 under the Act;

(xl) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

(xli) The Registration Statement, Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus, Form 8-A Registration Statement and ADS Registration Statement and the filing of the Registration Statement, Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus, Form 8-A Registration Statement and ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, Form 8-A Registration Statement and ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xlii) There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described and filed as required;

(xliii) Except as disclosed in the Pricing Prospectus, each of the Company and the Group Entities owns, possesses, licenses or has other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, and/or know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus; all material copyrights and patents owned or licensed by the Company (including all material copyrights and patents owned or licensed by the Group Entities) are valid, enforceable and not subject to any ongoing or threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope; neither the Company nor any of the Group Entities has received any notice alleging infringement, violation or conflict with (and neither the Company nor any of the Group Entities knows of any basis for alleging infringement, violation or conflict with) the Intellectual Property rights of any third party by the Company, the Group Entities, or their products; there are no pending or, to the Company’s knowledge after due inquiry, threatened actions, suits, proceedings or claims that allege the Company or any of the Group Entities is infringing or has infringed any Intellectual Property right of any third party; the discoveries, inventions, products or processes of the Company and the Group Entities referenced in the Pricing Prospectus, to the Company’s best knowledge after due inquiry, do not violate or conflict with any Intellectual Property right of any third party including any discovery, invention, product or process that is the subject of a patent application filed by any third party; neither the Company nor any of the Group Entities are in breach of any license or other agreement (to which it is a party) related to the Intellectual Property rights of the Company, the Group Entities or any third party; and except for those contracts and/or documents filed as an exhibit to or described in the Registration Statement, there are no other contracts and/or documents related to Intellectual Property required to be filed as an exhibit to or described in the Registration Statement;

(xliv) The Company does not expect it will become in 2010 a Passive Foreign Investment Company within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended;

(xlv) Except as described in the Pricing Prospectus, the Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(xlvi) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(xlvii) Except as described in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of the Group Entities and any director or executive officer of the Company or any of the Group Entities or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of the Group Entities on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand;

(xlviii) Deloitte Touche Tohmatsu CPA Ltd., who have certified certain financial statements of the Company and the Group Entities, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board;

(xlix) Except as disclosed in the Pricing Prospectus, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“US GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

(l) The Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the applicable requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; and such disclosure controls and procedures are effective to perform the functions for which they were established; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; except as disclosed in the Pricing Prospectus, since the date of the latest audited financial statements included in the Pricing Prospectus there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, and the Company’s independent accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Group Entities and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder.

(li) Except as described in the Pricing Prospectus, neither the Company nor any of the Group Entities has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Group Entities, or to any other person;

(lii) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of the Group Entities exists or, to the Company’s best knowledge after due inquiry, is threatened or contemplated;

(liii) Since the date of the latest audited financial statements included in the Pricing Prospectus, neither the Company nor any of the Group Entities has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and the Group Entities and that are not otherwise described in the Pricing Prospectus;

(liv) Except as disclosed in the Pricing Prospectus, none of the Company or any of the Group Entities is engaged in any material transactions with its directors, officers, principal shareholders, or any other affiliate, including any person who formerly held a position as a director, officer and/or shareholder;

(lv) No holder of any of the Shares or ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or ADSs to hold, vote or transfer their securities;

(lvi) The audited consolidated financial statements (and the notes thereto) of the Company included in the Registration Statement, Pricing Prospectus and Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in the consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data included in the Registration Statement, Pricing Prospectus and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein;

(lvii) Under the laws of the Cayman Islands, no holder of ADSs issued pursuant to the Deposit Agreement is entitled, except under the terms of the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADSs in a suit, action or proceeding against the Company;

(lviii) All returns, reports or filings which ought to have been made by or in respect of the Company and the Group Entities for taxation purposes as required by the law of the jurisdictions in which the Company and the Group Entities are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of the Group Entities has received notice of any tax deficiency with respect to the Company or any of the Group Entities;

(lix) The Company has provided or made available to the Representative true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of the Group Entities to any director or executive officer of the Company or any of the Group Entities; and since December 31, 2009, the Company has not, directly or indirectly, including through any of the Group Entities: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of the Group Entities, or to or for any family member or affiliate of any director or executive officer of the Company or any of the Group Entities; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any of the Group Entities, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2009, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

(lx) Any statistical and market-related data included in the Pricing Prospectus and Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required; and all the operating data and statistics contained in the Pricing Prospectus that are generated or supplied by the Company or members of its management are derived from the books and records of account of the Company, and the Company reasonably believes such operating data and statistics are true and accurate and fairly reflect the information presented;

(lxi) The application of the net proceeds from the offering of ADSs, as described in the Pricing Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of the Group Entities, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of the Group Entities or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to any of the Company or any of the Group Entities, except in the case of clauses (B) and (C) above, where such contravention or default would not have a Material Adverse Effect;

(lxii) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Shares and ADSs;

(lxiii) Under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provisions set forth in Section 20 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement, except as described in the Pricing Prospectus; under the laws of the PRC, the choice of law provisions set forth in Section 20 hereof will be recognized by the courts of the PRC and any judgment obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments, except as described in the Pricing Prospectus;

(lxiv) None of the Company, any of the Group Entities, or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Group Entities, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and the Group Entities have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein;

(lxv) The operations of the Company and the Group Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including, if applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the money laundering statutes of relevant jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Group Entities with respect to the Money Laundering Laws is pending or, to the Company’s knowledge after due inquiry, threatened;

(lxvi) The descriptions of the events and transactions set forth in the Pricing Prospectus in the section entitled “Corporate Structure” are accurate, complete and fair in all material respects; and each of the events and transactions set forth therein has been duly authorized and does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), (B) contravene the articles of association, business license or other constitutive documents of the Company or any of the Group Entities, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Group Entities is a party or by which the Company or any of the Group Entities is bound or to which any of the property or assets of the Company or any of the Group Entities is subject, except in the case of clauses (A) and (C) above, as would not have a Material Adverse Effect;

(lxvii) The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic enterprises by Foreign Investors (the “M&A Rules”) jointly promulgated by six PRC regulatory agencies, including the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC, in particular the relevant provisions thereof which purport to require offshore special purpose vehicles formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Initial Registration Statement and each director has confirmed that he or she understands such legal advice; the Company and each director of the Company that signed the Initial Registration Statement understand the potential personal liability to which each director of the Company that signed the Initial Registration Statement and the executive officers of the Company may be subject in the event that the offering and sales of the ADSs as contemplated in this Agreement or the listing and trading of the ADSs on the NASDAQ Global Market] were deemed not to be in compliance with the M&A Rules;

(lxviii) Except as disclosed in the Pricing Prospectus, the issuance and sale of the ADSs, the listing and trading of the ADSs on the NASDAQ Global Market or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney (as defined herein)] is not and will not be, as of the date hereof or at each Time of Delivery (as defined in Section 3 hereof), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”);

(lxix) Each of the Company and the Group Entities that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees [and Directed Share Participants] that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder, option holder, director, officer, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(lxx) (A) None of the Company, the Group Entities, or their affiliates, employees, agents, directors or officers in the United States: (i) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC”) (collectively, “Sanctions”); or (ii) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions; (B) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (C) the proceeds to the Company from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions; and (D) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds to the Company from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under clause (C) of this paragraph or in the Registration Statement, Pricing Prospectus and Prospectus;

(lxxi) The Company and the Group Entities and their respective properties, assets and operations are in compliance with, and the Company and each of the Group Entities hold all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or, to the Company’s best knowledge after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Group Entity under, or to interfere with or prevent compliance by the Company or any Group Entity with, Environmental Laws; neither the Company nor any of the Group Entities (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company’s knowledge after due inquiry, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(lxxii) Except as described in the Pricing Prospectus, there are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any member of the FINRA and (B) any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

(lxxiii) The Registration Statement, Pricing Prospectus, Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, in material respects with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

(lxxiv) The Company has not offered, or caused the Underwriters to offer, Shares or ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (A) a customer or supplier of the Company or any of the Group Entities to alter the customer’s or supplier’s level or type of business with the Company or any of the Group Entities, or (B) a trade journalist or publication to write or publish favorable information about the Company or any of the Group Entities or any of their respective products or services;

(lxxv) There are no business relationships or related-party transactions involving the Company or any of the Group Entities or any other person required to be described in the Registration Statement, Pricing Prospectus and Prospectus which have not been described as required;

(lxxvi) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

In addition, any certificate signed by any officer of the Company or any of the Group Entities and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

(b) Each of Mr. Jun Hou and Mr. Congwu Cheng (each a “Management Shareholder” and collectively the “Management Shareholders”) severally but not jointly represents and warrants as to and in respect of himself to, and agrees with, each of the Underwriters and the Company that:

(i) Each Preliminary Prospectus, at the time of filing thereof, and each broadly available roadshow, if any, when considered together with the Pricing Prospectus, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(ii) The Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule III attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein; and

(iii) The Registration Statement conforms, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

(c) Each of the Selling Shareholders severally and not jointly represents and warrants as to and in respect of itself to, and agrees with, each of the Underwriters and the Company that:

(i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing (where applicable) in its jurisdiction of organization;

(ii) No Governmental Authorizations are required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADSs to be delivered by such Selling Shareholder at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, except for the registration of the Shares and the ADSs under the Act, and any filings required under Rule 424 under the Act and such Governmental Authorizations as may be required under state securities or Blue Sky laws; and such Selling Shareholder has full legal right, power and authority (corporate and other) to enter into this Agreement, and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

(iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares underlying such ADSs by such Selling Shareholder with the Depositary against issuance of such ADSs to be delivered by such Selling Shareholder at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Deposit Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

(iv) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(v) The questionnaire containing certain information regarding such Selling Shareholder and the election form which sets forth the amount of Shares such Selling Shareholder has elected to sell in the Offering (the “Questionnaire and Election Form”), completed by such Selling Shareholder and submitted to the Company does not and as of each applicable Time of Delivery will not contain any untrue statement of a material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and such Selling Shareholder’s election to sell the number of Shares indicated in the Election Form is valid and binding on such Selling Shareholder;

(vi) Such Selling Shareholder has duly authorized, executed and delivered to the Underwriters, an irrevocable Power of Attorney (the “Power of Attorney”), appointing the persons named therein, and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”), an instrument of transfer (the “Instrument of Transfer”) and has duly authorized the execution and delivery on its behalf by an Attorney-in-Fact of a custody agreement (the “Custody Agreement”) between such Selling Shareholder and the Company, as the custodian (the “Custodian”); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding obligation on the part of such Selling Shareholder, enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors rights generally and to general principles of equity; the performance of the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated thereunder will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder, or any Shares or ADSs sold by such Selling Shareholder, may be bound or, to the best of such Selling Shareholders’ knowledge after due inquiry, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any Governmental Agency , domestic or foreign, having jurisdiction over such Selling Shareholder or over the properties of such Selling Shareholder; and each of the Attorneys in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section [8(t)] hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the ADSs to be sold by such Selling Shareholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing the Shares represented by such ADSs or a share transfer form, stock power or powers or forms with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement;

(vii) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Shareholder of the Power of Attorney, the execution and delivery by or on behalf of such Selling Shareholder of the Custody Agreement and this Agreement and the sale and delivery of the ADSs to be sold by such Selling Shareholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement and the ADS Registration Statement have not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement and the ADS Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or blue sky laws have been obtained and are in full force and effect; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder under this agreement;

(viii) Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a share transfer form, stock power or powers or forms duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder, subject to the terms of the Custody Agreement;

(ix) The Shares represented by the certificates held in custody for such Selling Shareholder by the Custodian are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; and if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the transfer of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement;

(x) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; and to ensure the legality, validity, enforceability or admissibility into evidence in the PRC, Cayman Islands or British Virgin Islands of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the PRC, Cayman Islands or British Virgin Islands or that any stamp or similar tax in the PRC, Cayman Islands or British Virgin Islands be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

(xi) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

(xii) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1(a) are not true and correct, is familiar with the Registration Statement, the Pricing Prospectus and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Pricing Prospectus that has had, or may have, a Material Adverse Effect. The sale of the ADSs to be sold by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of the Group Entities which is not set forth in the Pricing Prospectus:

(xiii) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares and ADSs, in each case other than the then most recent Preliminary Prospectus;

(xiv) At the Applicable Time, the statements in the section entitled “Principal and Selling Shareholders” relating to such Selling Shareholder in the Pricing Disclosure Package and in any Issuer Free Writing Prospectus did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the effective date of the Registration Statement in which the Prospectus is included and at each Time of Delivery, the statements in the sections entitled “Principal and Selling Shareholders” relating to such Selling Shareholder in the Prospectus or in any Issuer Free Writing Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(xv) The ADSs to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the PRC, the Cayman Islands, British Virgin Islands or the United States except as described in the Pricing Prospectus;

(xvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, British Virgin Islands or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof;

(xvii) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the PRC, Cayman Islands, British Virgin Islands, Hong Kong or any authority thereof or therein, nor are any taxes imposed in the PRC, Cayman Islands, British Virgin Islands or Hong Kong, on or by virtue of the execution of this Agreement by or on behalf of such Selling Shareholder or the sale and delivery of the Shares and ADSs to be sold by such Selling Shareholder;

(xviii) There are no affiliations or associations between any member of the FINRA and such Selling Shareholder; none of the proceeds received by such Selling Shareholder from the sale of the ADSs to be sold by such Selling Shareholder hereunder will be paid to a member of the FINRA or any affiliate of (or person “associated with,” as such terms are used in the rules of the FINRA) such member;

(xix) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the ADSs to be sold by such Selling Shareholder;

(xx) The Selling Shareholder and any of its direct or indirect owners or controlling persons that is a PRC resident or PRC citizen is in compliance with any applicable SAFE Rules and Regulations, including without limitation, having completed or being in the process of completing any registration and other procedures required under applicable SAFE Rules and Regulations; and

(xxi) (A) Neither such Selling Shareholder nor any of its subsidiaries, affiliates, employees, agents and directors and officers in the United States: (i) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC or that is otherwise the subject of Sanctions; or (ii) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions; (B) such Selling Shareholder is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and (C) the proceeds received by such Selling Shareholder from the sale of ADSs pursuant to this Agreement will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions.

In addition, any certificate signed by any Selling Shareholders (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder’s subsidiaries) or by any representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each of the Underwriters.

2. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$[—], the number of Firm ADSs (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II attached hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and each Selling Shareholder agree, severally and not jointly to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [1,293,750] Optional ADSs, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as defined in Section 3 hereof) or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by the Representative of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The ADSs to be purchased by each Underwriter hereunder, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholders prior to a Time of Delivery (the “Notification Time”) shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representative, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the respective accounts specified by the Company and the Selling Shareholders to the Representative at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery (as defined below) at the office of the Depositary or its designated custodian. The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on [ ], 2010 or such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery”, such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”. (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 35th Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (the “Closing Location”), and the ADSs will be delivered through the facilities of the DTC, all at such Time of Delivery. A meeting will be held at the Closing Location at [ ] p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 3, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

(i) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representative copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and ADSs, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; in the event of such request for amendment or supplement, to provide the Representative and their counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement unless approved by the Representative and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(ii) Promptly from time to time to take such action as the Representative may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representative may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representative and upon the request of the Representative to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representative but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(iv) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and the Group Entities (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, lend or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any options or warrants to purchase Ordinary Shares, American Depositary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares, American Depositary Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without prior written consent of the Representative; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension; the Company will provide the Representative and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(s) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

(vi) Not to facilitate any shareholder’s conversion of Ordinary Shares to American Depositary Shares during the Lock-Up Period (including any automatic extension thereof as contemplated in Sections 5(a)(v) above) and not to release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Agreement and the Depositary Letter (as defined in Section 8(t)) without the prior written consent of the Representative during the Lock-Up Period; and the Company will cause each Company option holder that has not entered into a Lock-Up Agreement as contemplated by Section 8(s) to be subject to and comply with the restrictions set forth in the Lock-Up Agreements including (x) providing each such option holder notice of such restrictions immediately upon closing of the offering and (y) including a legend with respect to such restrictions on the certificates evidencing the Ordinary Shares to be issued to any such option holder upon exercise of the options during the Lock-Up Period; and the Company will provide the Representative, the Depositary and each option holder with prior notice of any announcement that gives rise to an automatic extension of the Lock-Up Period (as contemplated in Sections 5(a)(v) above);

(vii) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries prepared in conformity with US GAAP and certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and the Group Entities for such quarter in reasonable detail;

(viii) During a period of three years from the effective date of the Registration Statement, to furnish to the Representative copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representative (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Group Entities are consolidated in reports furnished to its shareholders generally or to the Commission), provided, however, that in each case the Company will have no obligation to furnish or deliver such reports or other communications (financial or other) or financial statements to the extent they are publicly available on the Company’s website or the Commission’s Electronic Data Gathering Analysis and Retrieval (EDGAR) system or a similar system;

(ix) To use the net proceeds received by it from the sale of the ADSs sold by it pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds” and in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or the Group Entities; the Company will not use any of the proceeds from the offering of the Shares and ADSs contemplated hereby to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC or that is otherwise the subject of Sanctions; and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the preceding sentence;

(x) Prior to each Time of Delivery to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(xi) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the ADSs;

(xii) To use its best efforts to list the ADSs on the NASDAQ Global Market;

(xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(xvi) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

(xvii) To comply with Rule 433(d) under the Act and with Rule 433(g) under the Act;

(xviii) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of the Group Entities, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Group Entities, or the offering of the ADSs, without prior consent of the Representative;

(xix) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the ADSs, in each case other than the Prospectus;

(xx) The Company will take such steps as shall be necessary to ensure that, prior to the expiration of one year after the First Time of Delivery, it shall not be required to be registered as an “investment company” under the Investment Company Act;

(xxi) In the event that any Selling Shareholder breaches its commitment to sell ADSs pursuant to the terms of this Agreement, the Company will sell to the Underwriters additional ADSs in the same number as the ADSs committed to be sold by such Selling Shareholder pursuant the terms of this Agreement but not sold by such Selling Shareholder; and

(xxii) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program.

(b) Each of the Selling Shareholders severally and not jointly agrees with each of the Underwriters:

(i) During the Lock-Up Period, such Selling Shareholder will not, without prior written consent of the Representative, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, lend or otherwise dispose of, except as provided hereunder, (A) any Ordinary Shares or securities of the Company that are substantially similar to the Ordinary Shares, including but not limited to any options or warrants to purchase Ordinary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of the subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to employee stock option plans existing on the date of this Agreement and which are described in the Pricing Prospectus), without the Representative’s prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension;

(ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf, Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the ADSs;

(iv) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement by or on behalf of such Selling Shareholder;

(v) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

(vi) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and ADSs being sold by such Selling Shareholder;

(vii) To advise the Representative promptly, and if requested by the Representative, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares and ADSs, of (A) any material change in the general affairs, management, financial condition, results of operations or prospects of the Company and the Group Entities, (B) any change in information contained in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, relating to such Selling Shareholder or (C) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, which comes to the attention of such Selling Shareholder;

(viii) Not to use any of the proceeds received by such Selling Shareholder from the sale of the ADSs pursuant to this Agreement to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC or that is otherwise the subject of Sanctions, or in any manner that is not in compliance with applicable laws, rules and regulations of any Governmental Agency having jurisdiction over such Selling Shareholders including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholder into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC;

(ix) Any Selling Shareholder and its direct or indirect owners or controlling person, that is a PRC resident or PRC citizen will use its best efforts to comply with any applicable SAFE Rules and Regulations, including without limitation, completing any registration and other procedures required under applicable SAFE Rules and Regulations; and

(x) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to the Representative prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

6. (a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined n Rule 405 under the Act; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule III hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic roadshow; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this Section 6(c) shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein.

7. [The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification of the ADSs for offering and sale under the laws of the jurisdictions as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the ADSs on the NASDAQ Global Market; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the ADSs; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.]

8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, the Controlling Shareholders and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company, the Controlling Shareholders and the Selling Shareholders shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company after due inquiry, threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Company after due inquiry, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative;

(b) Simpson Thacher & Bartlett LLP, U.S. counsel to the Underwriters, shall have furnished to the Representative such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Fangda Partners, PRC counsel to the Underwriters, shall have furnished and addressed to the Representative their written opinion, dated such Time of Delivery, substantially to the effect set forth in Exhibit B, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters:

(d) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Company, shall have furnished to the Representative their written opinion and letter, dated such Time of Delivery, substantially to the effect set forth in Exhibit A opining on several legal matters including certain legal matters relating to the Selling Shareholders and the Management Shareholders, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(e) Jun He Law Offices, PRC counsel to the Company, shall have furnished to the Representative their written opinion, dated such Time of Delivery, substantially to the effect set forth in Exhibit B, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f) Thorp Alberga, Cayman Islands counsel to the Company, shall have furnished to the Representative their written opinion, dated such Time of Delivery, substantially to the effect set forth in Exhibit C, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(g) Barker Adams, British Virgin Islands counsel to the Company, shall have furnished to the Representative their written opinion, dated such Time of Delivery, to the effect set forth in Exhibit D, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(h) Skadden Arps Law Office, Japan counsel to the Company, shall have furnished to the Representative their written opinion, dated such Time of Delivery, to the effect set forth in Exhibit E, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i) Skadden, Arps, Slate, Meagher & Flom, Hong Kong counsel to the Company shall have furnished to the Representative their written opinion, dated such Time of Delivery, to the effect set forth in Exhibit F, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(j) Local counsel to each Selling Shareholder, shall have furnished to the Representative their written opinion, dated such Time of Delivery, substantially to the effect set forth in Exhibit G, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(k) White & Case LLP, counsel to the Depositary, shall have furnished to the Representative their written opinion, dated such Time of Delivery, substantially to the effect set forth in Exhibit H, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(l) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte Touche Tohmatsu CPA Ltd. shall have furnished to the Representative a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representative, to the effect set forth in Exhibit I hereto;

(m) No Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, Preliminary Prospectus, Pricing Prospectus or Prospectus shall have been filed to which the Representative shall have objected;

(n) (i) Neither the Company nor any of the Group Entities shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital, short- or long-term debt of the Company or any of the Group Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Group Entities, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(o) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ Global Market or New York Stock Exchange, The Stock Exchange of Hong Kong Limited, the London Stock Exchange, (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Market; (iii) a general moratorium on commercial banking activities in New York, Hong Kong, London, the PRC or Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) a change or development involving a prospective change in taxation affecting the Company, any of the Group Entities or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or the Group Entities; (vi) the outbreak or escalation of hostilities or acts of terrorism involving the United States, the PRC or the Cayman Islands or British Virgin Islands or the declaration by the United States, the Cayman Islands, British Virgin Islands or the PRC of a national emergency or war or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the PRC, the Cayman Islands or British Virgin Islands or elsewhere, if the effect of any such event specified in clause (v), (vi) or (vii) in the sole judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(p) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly listed on the NASDAQ Global Market;

(q) The Depositary shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates satisfactory to the Representative evidencing the deposit with it of the Shares being so deposited against issuance of ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the issuance and delivery of such ADSs pursuant to the Deposit Agreement;

(r) Each party set forth in Annex I attached hereto shall have entered into an agreement (each a “Lock-Up Agreement”) in the form attached as Annex II hereto;

(s) The Company shall have entered into a side letter agreement with the Depositary, substantially in the form and substance set forth in Annex III hereto (the “Depositary Letter”), instructing the Depositary, during the Lock-Up Period, not to accept any deposit by the persons specified therein of any Ordinary Shares into the Company’s ADR facility or issue any new ADRs evidencing American Depositary Shares to any such person subject to the exceptions stated in the Depositary Letter or further instructions by the Company;

(t) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(u) The Company and the Selling Shareholders shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to the Representative as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representative may reasonably request, including, without limitation, certificates of officers of the Company satisfactory to the Representative with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs and the incumbency and specimen signatures of signing officers, and the Company and the Selling Shareholders shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (o) and (x) of this Section and as to such other matters as the Representative may reasonably request;

(v) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated, to the Company’s knowledge after due inquiry, or threatened by any Governmental Agency before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NASDAQ Global Market or the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney; and

(w) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representative (after consultation with the Company if practicable) would make it inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, on the date of the Prospectus at a time prior to the execution of this Agreement and at such Time of Delivery, the respective opinions of such counsel, each dated as of such Time of Delivery, respectively, and in the form as attached hereto as Exhibit B to this Agreement).

9. (a) The Company and each of the Management Shareholders, jointly with respect to the Company but severally and not jointly with respect to each Management Shareholder, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor either of the Management Shareholders shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative; provided that (x) the aggregate liability of Jun Hou pursuant to this subsection 9(a) shall not exceed the product of 14.17% multiplied by the net proceeds received by the Company in this offering after deducting underwriting discounts and offering expenses payable by the Company (the “Net Proceeds”), and (y) the aggregate liability of Congwu Cheng pursuant to this subsection 9(a) shall not exceed the product of 13.47% multiplied by the Net Proceeds; and provided further that none of the Underwriters shall be entitled to seek indemnification under this subsection 9(a) from either Management Shareholder unless both of the following conditions are met: (i) the Underwriter shall first have sought indemnity from the Company in writing under this subsection 9(a) and (ii) the Company has not satisfied such request for indemnification in full within 30 days of written notification. Notwithstanding the foregoing, an Underwriter shall not be required to make an initial demand on the Company if the Company has filed for bankruptcy protection, announced that it is insolvent, received a going-concern qualification from its independent public accountants, or announced that there is considerable doubt that it will be able to continue as a going concern.

(b) Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless Goldman Sachs (Asia) L.L.C. (the “DSP Underwriter”) and its partners, directors and officers, and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the DSP Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (x) any of the matters referred to in Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided, however, that the Company will not be liable under this clause (iii) for any such loss, damage, expense, liability or claim that has been finally judicially determined to have resulted from the willful misconduct or gross negligence of the DSP Underwriter.

(c) Each of the Selling Shareholders will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that in each such case, the Selling Shareholder will only be liable to the extent that such loss, claim, damage, liability, action, litigation, investigation or proceeding arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Shareholder; provided, further, that the cumulative aggregate obligation of each Selling Shareholder under this Section 9(c) shall in no event exceed the amount of net proceeds received by such Selling Shareholder from the sale of its ADSs hereunder.

(d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each Management Shareholder and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company, such Management Shareholder or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and will reimburse the Company, each Management Shareholder and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company, such Management Shareholder or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred,

(e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(f) lf the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Management Shareholders and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Management Shareholders and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Management Shareholders and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Management Shareholders and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Management Shareholder or any Selling Shareholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Management Shareholders, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) The obligations of the Company, the Management Shareholders and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company, the Management Shareholders and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), any Management Shareholder and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in their discretion arrange for the Representative or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representative notify the Company and the Selling Shareholders that the Representative have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify the Representative that they have so arranged for the purchase of such ADSs, the Representative or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representative may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representative, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representative, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company , the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Management Shareholders, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Management Shareholders or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

12. (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) If the Representative elects to terminate this Agreement as provided in this Section 12, the Company, the Management Shareholders, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

(c) If this Agreement shall be terminated pursuant to Section 10 hereof, none of the Company, any of the Management Shareholders or any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders will, upon the occurrence of any failure to complete the sale and delivery of the ADSs, promptly (and, in any event, not later than 30 days), jointly and severally, reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representative at, in the case of Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to 18/F, Daheng Scitech Mansion, South Section, No. 3 Suzhou Street, Haidian District, Beijing 100080, PRC, Attention: Chief Financial Officer; [if to any Management Shareholder or Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Management Shareholder or Selling Shareholder c/c 18/F, Daheng Scitech Mansion, South Section, No. 3 Suzhou Street, Haidian District, Beijing 100080, PRC, Attention: Catherine Qin Zhang; provided, however, that any notice to an Underwriter pursuant to Section 9(e) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representative upon request Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Management Shareholders and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company, the Management Shareholders or the Selling Shareholders brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company, the Management Shareholders and the Selling Shareholders has appointed [Law Debenture Corporate Services Inc., 400 Madison Avenue, 4th Floor, New York, New York], as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable for a period of seven years from the date hereof. Each of the Company, the Management Shareholders and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company, the Management Shareholders and the Selling Shareholders as the case may be.

16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company, the Management Shareholders and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company, the Management Shareholders and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

17. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18. Each of the Company, the Management Shareholders and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company, the Management Shareholders and such Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, any Management Shareholder or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company, such Management Shareholder or such Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any Management Shareholder or any Selling Shareholder on other matters) or any other obligation to the Company, such Management Shareholder or such Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company, the Management Shareholders and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company, the Management Shareholders and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, the Management Shareholders or any Selling Shareholder, in connection with such transaction or the process leading thereto.

19. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Management Shareholders, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21. Each of the Company, the Management Shareholders, the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

23. Notwithstanding anything herein to the contrary, each of the Company, the Management Shareholders and the Selling Shareholders is authorized to disclose to any persons the U.S. Federal and State income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company, the Management Shareholders and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

If the foregoing is in accordance with the understanding of the Representative, please sign and return to us [seven] counterparts hereof, and upon the acceptance hereof by the Representative, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company, the Management Shareholders and the Selling Shareholders. It is understood that acceptance by the Representative of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, the Management Shareholders and the Selling Shareholders for examination upon request, but without warranty on the part of the Representative as to the authority of the signers thereof.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

Very truly yours,

AutoNavi Holdings Limited

By:
Name:
Title:

Jun Hou

Congwu Cheng

The Selling Shareholders named in Schedule II attached hereto

By:
Name:
Title:

As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II attached hereto

[Representative’ Signature Page Follows]

Accepted as of the date hereof:

Goldman Sachs (Asia) L.L.C.

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised
Goldman Sachs (Asia) L.L.C.	[—]	[—]

Oppenheimer & Co. Inc..	[—]	[—]
Pacific Crest Securities LLC.	[—]	[—]

Total	[8,625,000]	[1,293,750]

SCH-I

SCHEDULE II

	Total Number of Firm ADSs to be Sold	Number of Optional ADSs to be Sold if Maximum Option Exercised
The Company	[7,500,000]	[1,293,750]

The Selling Shareholders:
CMT CV-AN Limited	[—]
Indus Asia Pacific Master Fund, Ltd.	[—]
Indus Pacific Opportunities Master Fund, Ltd.	[—]
Indus Opportunity Master Fund, Ltd.	[—]

Total	[8,625,000]	[1,293,750]

SCHEDULE III

(a)	Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package: [Electronic roadshow presentation, available at www.retailroadshow.com]

(b)	Materials and information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

Pricing Information: US$         per ADS

[Issuer Free Writing Prospectus: The Free Writing Prospectus filed by the Company with the Commission on [—], 2010]

ANNEX I

PARTIES TO EXECUTE LOCK-UP AGREEMENT

•	[directors and executive officers]

•	[all pre-IPO shareholders]

•	[certain option holders]

ANNEX II

FORM OF LOCK-UP AGREEMENT

AutoNavi Holdings Limited

Lock-Up Agreement

            , 2010

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

As the Representative of the several Underwriters

      named in Schedule I attached hereto.

Re:	AutoNavi Holdings Limited – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as the representative (the “Representative”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with AutoNavi Holdings Limited, a company incorporated in the Cayman Islands (the “Company”), and certain other parties named in such agreement, providing for a public offering (the “IPO”) of American Depositary Shares (the “ADSs”) representing ordinary shares of the Company, par value US$0.0001 per share (the “Ordinary Shares”), pursuant to a Registration Statement on Form F-1 (File No. 333-167402) and a Registration Statement on Form F-6 (File No. 333-167537) to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, make any short sale or otherwise dispose of any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares of the Company, or any options or warrants to purchase any ADSs or Ordinary Shares of the Company, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Ordinary Shares of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”); provided, however, that the foregoing restrictions shall not apply to (1) ADSs sold by the undersigned in the IPO and (2) transactions relating to ADSs acquired in open market transactions after the completion of the IPO or to ADSs, if any, acquired as part of the Directed Share Program, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of ADSs, Ordinary Shares or other securities acquired in such open market transactions. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the ADSs (the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 5(a)(v) of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Representative on behalf of the Underwriters. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the share capital of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such share capital subject to the provisions of this Agreement and there shall be no further transfer of such share capital except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns; provided, however, that this Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before September 30, 2010.

Very truly yours,

Exact Name of Director

Address of the Director

Signature

Title

ANNEX III

FORM OF DEPOSITARY SIDE LETTER

            , 2010

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

United States of America

Attention: [                    ]

Ladies and Gentlemen:

Reference is made to the Deposit Agreement dated [—], 2010 among AutoNavi Holdings Limited (the “Company”), Deutsche Bank Trust Company Americas, as depositary, (the “Depositary”), and the Owners and Holders of the American Depositary Shares (“ADSs”) evidenced by American Depositary Receipts (the “ADRs”) issued by the Depositary thereunder (the “Deposit Agreement”). Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Deposit Agreement.

By signing this Letter Agreement the Depositary confirms that the Depositary understands that the Company, its existing shareholders, its directors and executive officers and its other existing holders and beneficial owners of its ordinary shares or options granted to purchase certain amount of its ordinary shares have entered into lock-up agreements (the “Lock-Up Agreements”) agreeing with the underwriters, through their representative (the “Representative”), or have been notified by the Company, not to sell, transfer or dispose of, directly or indirectly, any of the Company’s ADSs or ordinary shares or securities convertible into or exercisable or exchangeable for the ADSs or ordinary shares for a period commencing on [—], 2010, the earliest date of execution of a Lock-Up Agreement, and ending 180 days following the date of the Company’s prospectus dated [—], 2010 (or such later date if extended due to the issuance of an earnings release or the occurrence of material news or events, of which extension the Company shall notify the Depositary in writing) (the “Lock-Up Period”).

By signing this Letter Agreement the Depositary confirms that the Depositary also understands that the Company does not anticipate any deposits of ordinary shares into the Company’s ADR facility during the Lock-Up Period. The Company hereby instructs the Depositary, during the Lock-Up Period not to accept any deposit of any Ordinary Shares into the Company’s ADR facility by, or issue any new ADSs evidencing any deposit of any Ordinary Shares. The Depositary agrees that it will neither accept deposits of ordinary shares into the ADR facility nor issue any new ADRs evidencing the ADSs prior to the end of the Lock-Up Period unless it receives written instructions from the Company, which written instructions shall not be provided without the prior written consent of Goldman Sachs (Asia) L.L.C. The Company will deliver such written instructions (with a copy to the underwriters) on or prior to the conclusion of the Lock-Up Period.

For avoidance of doubt, this Letter Agreement shall not affect the right of ADR holders to cancel their ADRs and withdraw the underlying ordinary shares pursuant to General Instructions I.A.(1) of Form F-6.

This Letter Agreement shall terminate upon the expiration of the Lock-Up Period, or extension thereof as notified to the Depositary by the Company, whichever is the later. This Letter Agreement shall not be amended without the prior written consent of the Representative.

The terms and provisions of this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

AUTONAVI HOLDINGS LIMITED

By:
Name:	CHENG Congwu
Title:	Chief Executive Officer

Acknowledged and agreed:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Depositary

By:
Name:
Title:

EXHIBIT A

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP, U.S. COUNSEL TO THE COMPANY

EXHIBIT B

FORM OF OPINION OF JUN HE LAW OFFICES, PRC COUNSEL TO THE UNDERWRITERS

EXHIBIT C

FORM OF OPINION OF THORP ALBERGA, CAYMAN ISLANDS COUNSEL TO THE COMPANY

EXHIBIT D

FORM OF OPINION OF BARKER ADAMS, BRITISH VIRGIN ISLANDS COUNSEL TO THE COMPANY

EXHIBIT E

FORM OF OPINION OF SKADDEN ARPS LAW OFFICE, JAPAN COUNSEL TO THE COMPANY

EXHIBIT F

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM, HONG KONG COUNSEL TO THE COMPANY

EXHIBIT G

FORM OF OPINION OF LOCAL COUNSEL TO EACH SELLING SHAREHOLDER

EXHIBIT H

FORM OF OPINION OF WHITE & CASE LLP, COUNSEL TO THE DEPOSITARY

EXHIBIT I

COMFORT LETTER